Other liabilities	9 Months Ended
Sep. 30, 2020
Other liabilities
Other liabilities

Note 17 - Other liabilities

DKK thousand	September 30, 2020	December 31, 2019

Employee benefits	67,202	36,082
Royalty payable to third party	6,274	6,843
CRO liabilities	8,718	—
Other payables	46,728	30,119
Total other liabilities	128,922	73,044

The increase in Other liabilities is related to increase in employee related accruals in the US due to increase in activities (DKK 16.2 million), increased vacation an bonus accruals in Denmark (DKK 14.8 million), and accruals regarding ongoing CRO work (DKK 8.7 million).